

FLYING CLEAN WITH SUSTAINABLE AVIATION FUELS

Investor Presentation / November 2025

Email: ir@xcf.global

NASDAQ: SAFX

XCF Global

Disclaimer

This presentation and any accompanying oral presentation (this “Presentation”) is provided for information purposes only.

This Presentation is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.



Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global's expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the “Business Combination"), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global's expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global's offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global's ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq's continued listing standards; (6) XCF Global's ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global's ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility's ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility's ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global's ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global's and New Rise's key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global's reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) the effects of increased costs associated with operating as a public company; and (22) various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global's filings with the Securities and Exchange Commission ("SEC"), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Presentation and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global's expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements should not be relied upon as representing XCF Global's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Table of Contents

Mission

Lead the transition to net-zero aviation emissions by building the most scalable Sustainable Aviation Fuel ("SAF") company in the world.

Key Takeaways

01 SAF is the only viable near-term decarbonization solution

- Disproportionate impact on emissions
- Decarbonization initiatives lag behind other industries
- Securing development capital is challenging; balance sheets lack liquidity

02 XCF has an early-mover advantage

- New Rise Reno – 1 of 7 SAF facilities in the U.S.
- SAF supply chain constrained compared to growing demand
- Competition is years away from coming online

03 XCF poised for global leadership and scalable growth

- Expand from U.S. early-mover position into international SAF markets
- Leverage public equity to execute strategic acquisitions and strengthen the balance sheet
- Optimize netbacks and operations to accelerate EBITDA and shareholder returns



Executive Summary

XCF Global at a Glance

XCF Global, Inc. (Nasdaq: SAFX) is one of the few publicly-traded renewable fuels companies primarily focused on Sustainable Aviation Fuel ("SAF") in the United States.

Dedicated to accelerating the aviation industry's transition to net-zero emissions, XCF owns and operates the New Rise Reno facility in Nevada and has a pipeline of three additional sites.

38M[(1)]
Gallons of Annualized SAF Production Capacity

~80M[(2)]
Gallons of Annual SAF Production Capacity in **2028**

Our Mission

Lead the transition to net-zero aviation emissions by building the most scalable Sustainable Aviation Fuel company in the world.

Site 1 – New Rise Reno
- Long-term agreement with Phillips 66:
  - Provide waste- and residue-based feedstocks
  - Offtake of renewable fuels
- On-site rail and trucking lines

Site 2 – New Rise Reno 2
- Adjacent site ready to be developed for SAF production
- Cost efficiencies due to shared infrastructure

Sites 3 & 4 – Wilson, NC and Fort Myers, FL
- Development into SAF, renewable fuels, and/or associated SAF-related infrastructure
- Site analysis in progress



Ramp-up Process(3)
Ready for Development
Future Sites

(1) Production capacity refers to maximum production when the facility is operational for the full year
(2) Contingent upon completion of New Rise Reno 2, expected in 2028
(3) During the ramp-up process, the facility is producing Renewable Diesel and expects to resume SAF production as early as Q1 2026

Experienced Leadership Team

Executive Management



Chris Cooper

Chief Executive Officer, Executive Director

NESTE, Chevron, PHILLIPS 66, BGN



Simon Oxley

Chief Financial Officer

BARCLAYS, TELLURIAN, citi



Gregg Surette

Chief Strategy Officer, Corporate Secretary

SINOTASTE 思浓特, Deloitte.



Greg Savarese

Chief Marketing Officer

SINOTASTE 思浓特

Non-Executive Directors



Wray Thorn*

Interim Board Chair

TWO SIGMA, MARATHON MANAGEMENT.INC



Si-Yeon Kim

Chairperson Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee

AMERICAN EXPRESS GLOBAL BUSINESS TRAVEL, AVON



Carter McCain

Chairperson Compensation Committee, Nominating and Corporate Governance Committee, Audit Committee

VERMILION



Sanford A. Cockrell III

Chairperson Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee

Deloitte.

*Non-independent director

XCF is Ahead of its Competition

XCF holds a strategic early-mover advantage, with a **production facility** in Reno, Nevada, and a modular site design, configuration, and layout that can be replicated across the globe.



SkyNRG
Calumet
Gevo
DG Fuels
Northwest Advanced Biofuels
Gevo/Net Zero-1
Phillips 66
Green Plains
Avena Clean Hydrogen /Crysalis Biosciences
Azure
Lydian
Neste/ World Energy
Sugar Valley Energy
Dimensional Energy
Velocys
LanzaJet
World Energy /Nacero
Alleo Energy /Shell
Infinium

Map Legend

Stat	Sites
Operational	7
Under Construction	14+

Source: Argus SAF Capacity Map, June 2025

Investing in the Decarbonization of the Aviation Industry

Strong Regulatory and Market Tailwinds for Sustainable Fuels

- Robust demand for SAF domestically and internationally drives long-term business growth; ~5.5 billion gallons of demand per year expected by 2030
- Shift in customer sentiment and regulatory policies in the U.S., Europe, and Asia provides tailwinds for SAF, driving a need for additional plants

Robust and Highly Contracted Cash Flows

- Long-term agreement with Phillips 66 provides waste- and residue-based feedstocks and offtake of renewable fuels, cash flow visibility, and an accelerated working capital cycle
- Strong, long-term margin environment for SAF domestically and internationally agnostic of U.S. regulatory policy

Leverage Modular Facility Design Through International Licensing

- Structure allows regional partners to access site design in exchange for royalties or equity
- Enables rapid deployment, capital efficiency, and local market adaptability

State-of-the-art Facilities with Proven Technology and Differentiated Design

- Strategic use of waste- and residue-based feedstocks and modular plant design, layout, and configuration enables rapid expansion
- On-site pretreatment allows XCF facilities to mitigate supply chain risk and facilitates longer catalyst life

Unique Investment Opportunity: One of the Few Publicly-Traded Renewable Fuel Companies Focused Primarily on SAF

- One of the few publicly traded renewable fuel companies focused on SAF in the U.S.; distinguished from peers that are predominantly legacy crude oil refiners
- New Rise Reno produced SAF in February 2025; during ramp-up the facility is producing Renewable Diesel and expects to resume SAF production as early as Q1 2026

High Growth Business Model with Multiple Organic Capital and Acquisition Opportunities

- Multiple avenues for near-term growth with the development of New Rise Reno 2, Fort Myers, FL, and Wilson, NC facilities
- Modular plant design facilitates rapid expansion of the operating footprint domestically and internationally
- Bolt-on opportunity set of acquisitions and conversions of underperforming Renewable Diesel and Biodiesel facilities

Experienced Management and Operating Teams

- The leadership team brings experience in global aviation fuel markets, renewable fuels, engineering, and operations from various sectors, including energy and commodities
- Demonstrated operational performance; EPC firm Encore DEC provides strong support for executing domestic and international expansion opportunities

Decarbonizing the Aviation Industry

Aviation's Disproportionate Impact(1)

Aviation industry provides a large opportunity due to a historic lack of decarbonization efforts.



Share of Global CO2 Emissions
1990
1995
2000
2005
2010
2015
International Aviation: 145.8%
International Shipping: 33.8%
Domestic Transport: 23.8%
Land Use and Forestry: 18.4%
Agriculture: (21.5%)
Residential & Commercial: (28.2%)
Industry: (35.2%)
Energy Supply: (39.5%)
Waste: (38.9%)

(1) European Environment Agency "EEA Greenhouse Gases. Data Viewer" | From 1990 to 2019

Emissions Set to Explode: Passenger Traffic Grows



Long-term global passenger traffic forecast
(2016–2053)
Passengers (billions)
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
COVID-19
Pandemic
2024
recover to 2019 level
2042 → 2045
x2 of the 2024 level
2053
x2.4 of 2024 level
7.7 B
8.3 B
8.8 B
9.1 B
3.6 B
4.6 B
6.6 B
8.7 B
9.5 B
9.9 B
17.3 B
18.7 B
22.3 B
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053

February 2025

Source: https://aci.aero/2025/02/26/the-trusted-authority-on-air-travel-demand-insights/

> "Sustainable Aviation Fuels are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits."

McKinsey & Company

Source: McKinsey & Company "Critical Insights on the Path to a Net-Zero Aviation Sector" dated October 2021

An Immediate Solution to Decarbonizing the Aviation Industry

SAF is the most effective near-term solution to decarbonize aviation because it works as a **drop-in replacement** for conventional jet fuel; **no changes to existing aircraft or infrastructure are required for use.** Unlike emerging technologies such as hydrogen or electric flight, which remain decades away from scale, SAF can immediately reduce lifecycle emissions by up to 80% and is the only pathway capable of meeting industry and regulatory climate targets today.



% share of total industry CO_2
Long Haul
250+ seats
150+ minute flights
30%
Medium Haul
100-250 seats
60-150 minute flights
43%
Short Haul
100-150 seats
45-120 minute flights
24%
Regional
50-100 seats
30-90 minute flights
3%
Commuter
6-19 seats
<60 minute flights
<1%
SAF
Potentially Hydrogen + SAF
Hydrogen + SAF
Electric + Hydrogen Fuel Cell + SAF
2020
2025
2030
2035
2040
2045
2050
forecast technology timeline

Understanding Sustainable Aviation Fuel

What is Sustainable Aviation Fuel?

SAF is a renewable, low-carbon alternative to traditional jet fuel designed to work seamlessly in existing aircraft engines and fuel infrastructure.

- Synthetic kerosene derived from a variety of waste- and residue-based feedstocks not suitable for direct human consumption such as **waste oils, agricultural residues, animal fats,** and **co-products** from **industrial agriculture**
- SAF is able to recycle CO2 absorbed by biomass during its lifetime rather than injecting new carbon into the system, **reducing emissions by up to 80%**[1]
- A 'drop-in' fuel, **easily integrating** with existing aircraft engines and aviation infrastructure without the need for modifications
- Renewable Diesel is produced with a similar process and serves to reduce ground transportation emissions

There are currently ~40[2] producing SAF sites globally – aviation will require as many as 7,000 renewable fuel facilities by 2050. [3]

	Traditional Jet Fuel	SAF
Sources	Crude oil & fossil fuel	Waste- and residue-based feedstocks
Process	Refining	Hydrodeoxygenation
Fuel Type	Kerosene	Synthetic kerosene
Environmental Impact	Top source of emissions	Up to **80%** lower than traditional jet fuel[1] — Emissions reduction

(1) BP "What is Sustainable Aviation Fuel?"
(2) https://www2023.icao.int/environmental-protection/GFAAF/Pages/Production-Facilities.aspx
(3) https://atag.org/industry-topics/sustainable-aviation-fuel

A Drop in Fuel: From Waste to Wingtip

From waste to wingtip – the production journey for sustainable aviation fuel ("SAF")

Using SAF can reduce lifecycle carbon emissions

by up to 80%

Compared to the traditional jet fuel it replaces.

Used cooking oil

Household waste

Waste oils

CO^2 capture

1 Feedstock is collected – such as household waste or waste oils.

Hydrogen produced with renewable electricity

2 Feedstock is converted to Sustainable Aviation Fuel.

3 Traditional jet fuel is blended with Sustainable Aviation Fuel to meet current regulatory blend limits.

4 Fuel is delivered to airport and into wing.

Source: https://c-saf.ca/what-is-saf/

Global Initiative for SAF Policy

Governments around the world have set targets to decarbonize the aviation industry and are integrating policy and tax incentives to encourage the production and adoption of SAF. **By 2030, more than 4 billion people are expected to live in countries with SAF blending mandates or incentives.**

Canada Clean Fuel Standard since 2022, British Columbia: 1% in 2028, 2% in 2029 and 3% in 2030; carbon intensity target for jet fuel: 2% in 2026, 4% in 2027, 6% in 2028, 10% in 2030

United States U.S. Renewable Fuel Standard, Inflation Reduction Act with financial incentives for domestic SAF production, blender's tax credit, SAF Grand Challenge: 3 billion gallons (~9 Mt) annual production by 2030 and 35 billion gallons (~100 Mt) annual production by 2050, state-level incentives such as in California: Low Carbon Fuel Standard

Brazil National Sustainable Aviation Fuel Program ("ProBioQAV"): Air operators for domestic flights reduce CO2 emissions by 1% in 2027 and 2028 using SAF, with the target rising gradually to 10% in 2037

India Indicative SAF blending targets: 1% by 2027 (international flights) increasing to 2% by 2028 and to 5% by 2030



Implemented
Proposed

EU RefuelEU Aviation SAF mandate for fuel suppliers: 2% 2025, 6% by 2030, 70% by 2050; EU RED II framework; EU ETS (SAF zero-counted); additional SAF allowances for airlines

UK GHG-based SAF mandate: 2% in 2025, 10% by 2030, and 22% by 2040; Renewable Transport Fuel Obligation (SAF generates certificates for fuel suppliers), UK ETS (SAF zero-counted), establishing clear incentives, compliance pathways, and increasing certainty for SAF producers

Turkey Fuel supplier obligation on international flights: 1% SAF share for 2025-2026, increasing gradually to 5% SAF share for 2030

China Civil Aviation Administration of China: 2% SAF blend by 2025, gradually increasing to 15% by 2030 for both domestic and international flights operated by Chinese airlines

Source: https://www.transportenvironment.org/topics/planes/saf-observatory/saf-around-the-world

Favorable U.S. Regulatory Environment

Renewable Fuel Standard ("RFS")

- Federal mandate to **incorporate renewable content into transportation fuels**
- Authorized under the **Energy Policy Act of 2005**
- Stipulates amount of renewable fuel that must be blended into transportation fuels; increases annually
- Petroleum refiners are required to either: (1) blend biofuels or (2) buy credits (RINs) to cover deficits
- D4 RINs are generated by each gallon of SAF produced

Low Carbon Fuel Standard ("LCFS")

- States such as **California, Oregon, and Washington, as well as certain Canadian provinces,** have programs designed to lower carbon emissions from the transportation sector
- State programs assign a Carbon Intensity ("CI") score to each fuel based on the fuel's lifecycle GHG emissions. Lower CI score fuels are more valuable
- Low CI fuels like SAF generate **LCFS credits**

Clean Fuel Production Tax Credit ("CFPC")

- Section **45Z clean fuel production tax credit (CFPC)** took effect in 2025, with a maximum tax credit of up to **$1.75 per gallon** for SAF on a sliding scale[4]
- One Big Beautiful Bill extended the 45Z tax credit program through December 31, 2029

Credit Pricing

$0.55-1.30[1]
D4 RINs[1] Per Gallon
52-week High-Low as of October 2025

$0.29-1.58[2]
Type 1 LCFS Credits Per Gallon
52-week High-Low as of October 2025

$1.75[3]
45Z Clean Fuel Production Credit
per gallon

(1) Bloomberg as of October 17, 2025
(2) California Air Resources Board (CARB) weekly average transfer price and the Department of Energy Alternative Fuels Data Center Fuel Properties Comparison Standards
(3) Internal Revenue Service – maximum achievable level
(4) For facilities that satisfy the prevailing wage and apprenticeship requirements. 45Z credit will be reduced from $1.75 to $1.00 from January 1, 2026

States Adopting SAF Credit Incentive Schemes

Across the U.S., states are rolling out SAF credit incentive programs to **stimulate local production, attract investment, and accelerate adoption** alongside federal initiatives.


LCFS or similar policy in force
Pending or failed LCFS or similar policy
No reported activity
Conversations in progress on LCFS or similar policy
Previously considered LCFS

✈ = Direct incentives for SAF in the states of Washington, Colorado, Minnesota, and Illinois.

RMI Graphic. Source: RMI analysis

Aviation Industry Working Toward Decarbonization

Top-Down Emissions Reduction Policies

Consistent with the International Air Transport Association ("IATA") emissions reduction targets, many airlines have now set SAF targets to help the industry work toward deploying the necessary capital investments.

IATA

Represents commercial airlines and coordinates industry standards on behalf of 320 airlines across 120 countries

- Reduce absolute emissions by 50% by 2050[1]
- Reach net zero by 2050[1]

ICAO • OACI • ИКАО

UN intergovernmental specialized agency tasked with setting international standards for member nations

- 2% annual fuel efficiency improvement through 2050[2]
- Carbon neutral growth from 2020 onward[2]
- Net-zero emissions by 2050 ("Long-Term Aspirational Goal")[3]

Major U.S. Airlines Express Support for SAF[4]

Airline	SAF Target	Climate Target
Alaska	N/A	Net zero 2040
American Airlines	10% by 2030	Net zero 2050
DELTA	10% by 2030	Reduce Scope 1 and 3 intensities by 45% by 2035
HAWAIIAN AIRLINES	N/A	Reduce fuel emissions intensity by 45% by 2035
jetBlue	N/A	Reduce Scope 1 and 3 intensities by 50% by 2035; net zero 2040
UNITED	N/A	Reduce Scope 1, 2, and 3 intensities by 50% by 2035; net zero 2050

Major Logistics Support for SAF[4]

Logistics Service	SAF Target	Climate Target
DHL	30% by 2030	Net zero 2050
ups	30% by 2035	Net zero 2050
FedEx	30% by 2030	Net zero 2040

(1) IATA "Climate Change Fact Sheet"
(2) International Civil Aviation Organization ("ICAO") "On Board a Sustainable Future"
(3) ICAO "Long-Term Aspirational Goal for International Aviation"
(4) Company websites; www.sciencebasedtargets.org, "Target Dashboard"

Beyond Airlines: Corporate Leaders Turning to SAF

Major global corporations are turning to SAF as a practical solution to meet net-zero and Scope 3 emissions targets. While airlines have led early adoption, a growing number of technology and consumer brands are incorporating SAF into their sustainability strategies. With **45% of Fortune Global 500 companies** having 2050 net-zero commitments, this shift signals a powerful source of demand and recognition of SAF's role.[1]

Global Corporations Express Sustainability Commitments and Support for SAF

Microsoft	• Microsoft has set ambitions to be carbon negative by 2030 and places a strong focus on Scope 3 emissions reductions[2] • Launched a program with Chooose to enable suppliers to purchase SAF environmental attributes (book-and-claim) to address aviation emissions[3]
Google	• In 2021, Google committed to achieving net-zero emissions across all operations and its value chain by 2030[4] • Joined the American Express Global Business Travel ("Amex GBT") and Shell Aviation ("Avelia") book-and-claim programs to purchase SAF credits for corporate travel[5]
NIKE	• Nike's "Move to Zero" initiative sets out to achieve a zero-carbon, zero-waste future[6] • 2030 Target: Reduce Scope 1 and 2 emissions by 65% and reduce supply chain emissions by 30%[7]
amazon	• Under its "The Climate Pledge," Amazon intends to reach net-zero carbon emissions across its global operations by 2040[8] • Co-founded the Sustainable Aviation Buyers Alliance and played a major role in the launch of the SAFc Registry, which aims to accelerate overall SAF deployment[9]

(1) https://explore.climateimpact.com/quiet-climate-action-2024
(2) https://blogs.microsoft.com/on-the-issues/2025/05/29/environmental-sustainability-report/
(3) https://www.chooose.today/resources/news-updates/empowering-microsoft-suppliers-to-take-climate-action-with-sustainable-aviation-fuel
(4) https://www.gstatic.com/gumdrop/sustainability/google-2025-environmental-report.pdf
(5) https://www.amexglobalbusinesstravel.com/press-releases/google-to-join-one-of-the-worlds-largest-sustainable-aviation-fuel-programs/
(6) https://www.nike.com/in/sustainability
(7) https://about.nike.com/en/mission/initiatives/reducing-carbon-footprint
(8) https://www.aboutamazon.com/planet/climate-pledge
(9) https://sustainability.aboutamazon.com/climate-solutions/transportation

S&P Global Demand and Price Forecast Through 2050


EU27 SAF and Jet Fuel demand forecast and mandates
(million b/d)
(% used in air transport)
2.0
1.5
1.0
0.5
0.0
80
60
40
20
0
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048
2050
2
6
0.7
1.2
20
5
34
26
10
42
35
15
70
48
35
Right axis
SAF mandate
SAF forecast
e-fuels mandate
Left axis
SAF demand
Jet Fuel demand
Note: Capacity build-ups have brought more SAF online and lowered its premium to jet in recent years
but mandates and scarcity of feedstocks support the differential as time goes on.


Platts SAF/Jet Fuel prices
($/mt)
Jet CIF NWE Cargo
SAF (HEFA-SPK) CIF NWE
4000
3000
2000
1000
0
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25


Long-term price forecast
($/mt)
Jet Fuel
SAF - HEFA
4000
3000
2000
1000
0
2025
2030
2035
2040
2045
2050

Source: https://www.spglobal.com/commodity-insights/en/news-research/latest-news/refined-products/040925-eu-alternative-aviation-fuel-mandates-highlight-synthetic-fuel-supply-concerns

Company Overview

XCF Global at a Glance

XCF Global, Inc. (Nasdaq: SAFX) is one of the few publicly-traded renewable fuels companies primarily focused on Sustainable Aviation Fuel (“SAF”) in the United States.

Dedicated to accelerating the aviation industry’s transition to net-zero emissions, XCF owns and operates the New Rise Reno facility in Nevada and has a pipeline of three additional sites.

38M[1]
Gallons of Annualized SAF Production Capacity

~80M[2]
Gallons of Annual SAF Production Capacity in **2028**

Our Mission

Lead the transition to net-zero aviation emissions by building the most scalable Sustainable Aviation Fuel company in the world.

Site 1 – New Rise Reno

- Long-term agreement with Phillips 66:
  - Provide waste- and residue-based feedstocks
  - Offtake of renewable fuels
- On-site rail and trucking lines

Site 2 – New Rise Reno 2

- Adjacent site ready to be developed for SAF production
- Cost efficiencies due to shared infrastructure

Sites 3 & 4 – Wilson, NC and Fort Myers, FL

- Development into SAF, renewable fuels, and/or associated SAF-related infrastructure
- Site analysis in progress



Ramp-up Process[3] | Ready for Development | Future Sites

(1) Production capacity refers to maximum production when the facility is operational for the full year
(2) Contingent upon completion of New Rise Reno 2, expected in 2028
(3) During the ramp-up process, the facility is producing Renewable Diesel and expects to resume SAF production as early as Q1 2026

Scaling a Global SAF Platform: Three Pillars for Growth

Domestic Growth

- **New Rise Reno Blueprint:** scalable, capital-efficient model
- **Facility Expansion:** acquisitions, conversions, and greenfield
- **Feedstock Control:** vertical integration; secure long-term supply

International Expansion

- **Licensing Model:** global rollout with equity and royalty fees
- **Partnerships:** rapid entry via local leaders
- **Consolidation:** build scale in fragmented markets

Consolidation & Leadership

- **Economies of Scale:** reduce costs, improve efficiency
- **Accelerated Growth:** leverage public equity to aggressively consolidate the market
- **Strengthen Position:** pricing power, resilience, leadership

Flagship Site for Domestic Growth

New Rise Reno



March 2025

Location	Reno, NV
Date Commissioned	February 2025
Nameplate Capacity	38 million gallons
Status	Ramp-up
Ramp-up Stage Production	Renewable Diesel and Renewable Naphtha
SAF Production	Expected to resume as early as Q1 2026
Feedstock Pretreatment	Alfa Laval
Production Pathway	HEFA; Axens Vegan Hydrotreater Technology
Efficiency Initiatives	Co-generation, off-gas energy recovery, water recovery
Supply/Offtake Agreement	Phillips 66 – 100% supply and offtake agreement
Modes of Transportation	Rail and truck

Modular Design, Configuration, and Layout


Maintenance Building
Control Building
Electric Building #2
Main Office
Fire Control Building
Waste Water Unit
Evaporation Ponds
Amine Unit
Reformer
Electric Building #1
Truck Load/Unload
Tank Farm 1 Product Out
Tank Farm 2 Feedstock In
Pretreatment Building
← To Rail Facility





Combine Onsite Feedstock Pretreatment with HEFA Technology

XCF facilities employ a two-stage production process, adding a pretreatment stage prior to hydrotreatment.

Pretreatment of Feedstocks

- Pretreating feedstock onsite allows XCF facilities to **mitigate supply chain risk and facilitate longer catalyst life**
- Pretreatment stage is already in place at New Rise Reno, and is expected to be installed at future facilities

Hydroprocessed Esters and Fatty Acids ("HEFA")

HEFA technology involves converting **fats, oils, and greases** ("FOGs") into a high-quality, renewable aviation fuel through **hydroprocessing**

1. **Renewable Source:** HEFA fuels are derived from waste- and residue-based feedstocks such as used cooking oil, animal fats, and plant oils
2. **Compatibility:** HEFA fuels can be used as drop-in replacements for conventional jet fuels without modification to existing aircraft engines and fueling infrastructure
3. **Diversification of Feedstocks:** HEFA technology allows for the use of a variety of feedstocks, which promotes resource efficiency

Reliable and Proven Hydrotreating Technology

Axens' hydrotreating technology increases yields, lowers operating costs, and facilitates feedstock flexibility.


Ag Oils, Animal Fats, and Pyrolysis Oils
Energy
Hydrogen
Proprietary Hydrogenation Technology
Sustainable Aviation Fuel

1. Waste- and residue-based feedstocks are pretreated to remove impurities
2. Clean feedstocks are heated and put under pressure
3. Hydrogen gas is dissolved into the liquid feedstock, and the oils are then ready to be converted
4. Liquid feedstock with hydrogen is pumped over a catalyst bed under high temperature and pressure
5. Biomass undergoes chemical decomposition and is converted into synthetic kerosene
6. Synthetic kerosene molecules are isomerized (rearranged) to improve cold-flow properties
7. Sustainable Aviation Fuel is produced, ready for blending with conventional jet fuel for use in aircraft engines

Made from renewable sources

New Rise Reno uses waste- and residue-based feedstocks such as used cooking oil, animal fats, and plant oils

- Non-food feedstocks include:
  - Distillers corn oil, a byproduct of U.S. ethanol production
  - Crude degummed soybean oil, a co-product of the U.S. oilseed supply chain
- Petroleum-free

Facility-specific license agreement of proven technology for life of the facility(1)

- **3,000+ industrial units under license**
- **Better Yields**
- **Lower Operating Expenses**
  - Lower operating utilities
- **Longer Catalyst Life**
  - Better-controlled reaction results in less maintenance downtime
  - Pretreatment reduces gum, metal, and other substances that damage the catalyst

Chemically equivalent to conventional jet fuel

- **Blended SAF is compatible with existing aircraft engines and fueling infrastructure**
- **Lower hydrocarbon emissions**
  - Lower particulate matter, CO, and NOx emissions
- **Similar energy density**
- **Compliant with ASTM standards**
  - Exceeds ASTM D7566(2) standards

(1) License agreement between New Rise Renewables and Axens

(2) Standard for evaluating which technologies, under specific circumstances and characteristics, can be used for producing on-specification neat SAF

Long-Term Agreement with World-Class Partner

XCF has partnered with Phillips 66, an established Fortune 50 company that will supply 100% of the non-food feedstock and is the priority buyer for SAF and Renewable Diesel produced at New Rise Reno for 15 years.

Phillips 66 is a Leading Integrated Downstream Energy Provider

World-Class Partnership

Phillips 66, New Rise Reno's feedstock and priority offtake partner, is a top global energy company with brand recognition, mature infrastructure, and established markets

Stable Non-Food Feedstock Supply

Phillips 66 draws on a broad, diversified network of suppliers to secure waste- and residue-based feedstocks, enhancing supply stability and operational resilience

Reduced Working Capital Requirements

Access to Phillips 66's balance sheet[1] enables feedstock sourcing, procurement, and transport; Phillips 66 handles logistics with preferential pricing

Visibility on Offtake[2]

Long-term agreement for offtake of renewable fuels

Elimination of Offtake Transportation Investments

Phillips 66 is responsible for the costs and logistics of offtake transportation, storage, and terminals

Supply & Offtake Agreement

- 15-year contract term
- Well-known Fortune 50 company
- Stable feedstock supply
- Visibility on offtake



(1) A small fee will be paid to access Partner's working capital used for obtaining non-food feedstock supply. This minimizes financial impact from changes in the working-capital cycle
(2) Phillips 66 will purchase at a price tied to SAF prices in California

Leveraging Existing Infrastructure for Organic Expansion

New Rise Reno 2

- Greenfield development adjacent to New Rise Reno
- Site acquired in January 2025
- Expected nameplate capacity of 40 million gallons
- The site will leverage existing utilities and logistics infrastructure
- Construction is expected to begin in 2026 and take approximately 28 months to complete


RENO – RENDERING

Wilson, NC and Fort Myers, FL*

- Biodiesel facilities, acquired in October 2023
- Plans to build out and reconstruct into SAF, renewable fuels, and/or associated SAF-related infrastructure sites
- Will serve the Southeast and East Coast regions of the U.S. and provide convenient access to deep-water ports for export
- XCF is evaluating the role of the Fort Myers and Wilson sites within its broader SAF and biofuels value chain


WILSON – RENDERING


FORT MYERS – RENDERING

(1) Site renderings illustrate the Wilson and Fort Myers sites as if they were converted into SAF production facilities

Efficient Site Development with Attractive Returns


Target Delivery Schedule
YEAR 1
YEAR 2
YEAR 3
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Pre-Build/Financing Arrangements
Plant Construction
Post-Construction Operations
Month 0-2
Land Acquisition and Applications
Month 3-9
Drawing/Site Plans
Month 10-12
Permitting
Month 13-28
EPC Construction; Feedstock Supply and Offtake Agreements
Month 29-32
Approvals to Operate
Month 33+
Operations

Repeatable Site Development Process

- Land acquisition and site development
- Obtaining permits and approvals
- Negotiating commercial structures (e.g., offtake agreements, EPC, O&M)
- Implementing modular plant design
- Expanding globally through licensing agreements

- **Once a site is developed, typically in less than three years, the plant is expected to generate long-term, stable cash flows from favorably negotiated feedstock supply and offtake agreements**

New Rise Australia

Highlights

- Binding term sheet executed
- 15-year license to deploy XCF's renewable fuel platform across Australia
- **Target:** Development of three SAF production facilities based on the New Rise Reno design, configuration, and layout
- **XCF to receive**
  - 12.5% equity stake
  - 12.5% licensing fees
  - One board seat

Strategic Context

- Validates a **capital-light expansion model**
- **AUD $36 billion** potential market by 2050
- **80% of liquid fuels currently imported**
- Government prioritization under the **Future Made in Australia** initiative; **AUD $1.7 billion Innovation Fund**



Source: https://xcf.global/news-details/2025/XCF-Global-Signs-Binding-Term-Sheet-with-New-Rise-Australia-to-Develop-Renewable-Fuel-Facilities-Launches-First-Regional-Platform-to-Accelerate-International-Expansion-/default.aspx

Multiple Levers for Continued Growth

Near-Term

Existing pipeline buildout

Existing owned and leased sites are expected to come online from 2028, starting with New Rise Reno 2





Operating base expansion

Identify, acquire, and convert additional sites into XCF SAF production facilities using XCF's New Rise Reno site as a design blueprint

Long-Term

Feedstock procurement and supply chain optimization

In conversations to form a joint venture to secure long-term feedstock agreements





Other renewable fuels

Expansion into other products such as marine biofuels, biogas, and RFNBOs (Renewable Fuels of Non-Biological Origin)

Decarbonization solutions

Carbon capture, utilization, and storage could decarbonize our platform and lead to a lower Carbon Intensity ("CI") score



Commercial and Financial Overview

Illustrative SAF Margin Overview and Unit Economics

SAF Margin Calculation

1. SAF (Jet Fuel plus estimated SAF premium of ~$3/gal)

Plus

2. LCFS(CA) Credit
3. D4 RINS
4. 45Z Credits

Less

5. Distillers Corn Oil



45Z Credits shown retroactively for illustrative purposes only
($/gal)
$8.00
$6.00
$4.00
$2.00
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25
Jul-25
Oct-25
SAF Margin Before Credits / RINs ($/gal)
Distillers Corn Oil ($/gal)
LCFS ($/g)
D4 RINS ($/gal)
45Z
45Z Credits
D4 RINs
LCFS
SAF Margin Before Credits/RINS

(1) Jet fuel per Bloomberg. SAF premium based on estimated jet fuel spread. Sourced from Argus Global SAF data.
Link: https://www.airlines.org/dataset/saf-vs-jet-fuel-comparison/#jet-fuel-prices
(2) LCFS sourced from Weekly LCFS Credit Transfer Activity Reports from the California Air Resources Board;
Link: https://ww2.arb.ca.gov/resources/documents/weekly-lcfs-credit-transfer-activity-reports
(3) Bloomberg. D4 RINs are multiplied by 1.6
(4) Company estimate; shown retroactively
(5) Argus Global SAF data

Ramp Up to Transformational Growth

Production optimization ramp-up process ongoing at New Rise Reno.

2025

- A pivotal period laying the foundation for future growth
- Operational flexibility at the New Rise Reno facility has enabled interim production of Renewable Diesel, supporting CapEX

2026

- Production of SAF at nameplate capacity expected as early as Q1

Material Future Growth

Rising Profitability

Driving Shareholder Value

XCF's Public Peer Universe

XCF Global

1. One of the few public companies focused on SAF
2. Fortune 50 offtake partner
3. Proven and reliable technology
4. Scalable, modular plant design
5. International expansion strategy

SAF and Renewable Diesel Producers

Calumet Specialty Products Partners, L.P.; Gevo; LanzaTech; Neste

- Key players competing in the drop-in renewable fuels space
- Some are either developing new technologies that are not producing at commercial scale or have traditional refinery as a core business
- The different business models and cash-flow visibility may impact investor views on valuation

Renewable Natural Gas and Other Biofuels Producers

Aemetis; Ameresco; Darling Ingredients; Green Plains; Montauk Renewables; OPAL Fuels

- Key players producing renewable natural gas or other biofuels
- Companies in this space have established businesses with long-term cash-flow visibility
- Established players have multiple business lines and are not solely focused on biofuels production

Key Takeaways

01 SAF is the only viable near-term decarbonization solution

- Disproportionate impact on emissions
- Decarbonization initiatives lag behind other industries
- Securing development capital is challenging; balance sheets lack liquidity

02 XCF has an early-mover advantage

- New Rise Reno – 1 of 7 SAF facilities in the U.S.
- SAF supply chain constrained compared to growing demand
- Competition is years away from coming online

03 XCF poised for global leadership and scalable growth

- Expand from U.S. early-mover position into international SAF markets
- Leverage public equity to execute strategic acquisitions and strengthen the balance sheet
- Optimize netbacks and operations to accelerate EBITDA and shareholder returns



Thank you.